EXHIBIT 10.2

                               FIRST AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT

        First Amendment dated as of March 30, 1999 to Revolving Credit Agreement (the "First Amendment"), by and between MICROGRAFX, INC, a Texas corporation (the "Borrower") and BANKBOSTON, NA (the "Bank"), amending certain provisions of the Revolving Credit Agreement dated as of April 1, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and between the Borrower and the Bank. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein

        WHEREAS, the Borrower and the Bank have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Amendment to Section 1 of the Credit Agreement. The definition of "Maturity Date" contained in Section 1 of the Credit Agreement is hereby amended by deleting the date "March 30, 1999" which appears in such definition and substituting in place thereof the date "March 29, 2000".

          2. Conditions to Effectiveness. This First Amendment shall not become effective until the Agent receives the following:

               (a) a counterpart of this First Amendment, executed by the Borrower and the Bank;

               (b) receipt by the Bank of evidence that all necessary corporate action has been taken by the Borrower to authorize the transactions contemplated hereby; and

               (c) an amendment fee for the account of the Bank of $25,000 in cash from the Borrower.

          3. Representations and Warranties. The Borrower hereby represents that, on and as of the date hereof, each of the representations and warranties made by it inss.6 of the Credit Agreement remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this First


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               Amendment  and  the  performance  by the  Borrower  of all of its agreements and obligations under the Credit Agreement and the other Loan Documents as amended hereby are within the corporate authority of the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

          4. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

          5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Bank consequent thereon.

          6. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument

          7. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).






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        IN  WITNESS  WHEREOF,  the  parties  hereto  have  executed  this  First
Amendment as a document under seal as of the date first above written.

                                             MICROGRAFX, INC.

                                             By:  /s/ John M. Carradine
                                                  ---------------------
                                             Title:  Chief Financial Officer and
                                             Treasurer


                                             BANKBOSTON, N.A.

                                             By:  /s/ Christine Frisco
                                                  --------------------
                                             Title:  Director


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